UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.___)
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material pursuant to §240.14a-12

BEST HOMETOWN BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 24, 2018
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Best Hometown Bancorp, Inc. The Annual Meeting will be held at our office located at 100 East Clay Street, Collinsville, Illinois 62234 on June 6, 2018, at 1:00 p.m., local time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Best Hometown Bancorp, Inc. Also enclosed for your review is our 2017 Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.
The business to be conducted at the Annual Meeting consists of  (i) the election of two directors, and (ii) the ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2018. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Best Hometown Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.
Our Proxy Statement and Annual Report to Stockholders are available at: http://www.astproxyportal.com/ast/20787/.
Sincerely,
Ronnie R. Shambaugh
President and Chief Executive Officer

Best Hometown Bancorp, Inc.
100 East Clay Street
Collinsville, Illinois 62234
(618) 345-1121
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 6, 2018
Notice is hereby given that the Annual Meeting of Stockholders of Best Hometown Bancorp, Inc. (the “Annual Meeting”) will be held at Best Hometown Bank’s office located at 100 East Clay Street, Collinsville, Illinois 62234 on June 6, 2018, at 1:00 p.m. local time.
A Proxy Card and Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:
1.
the election of two directors;

2.
the ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2018; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 24, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF BEST HOMETOWN BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
By Order of the Board of Directors
Angela Davis
Corporate Secretary
Collinsville, Illinois
May 2, 2018
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BEST HOMETOWN BANCORP, INC.’S 2017 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT http://www.astproxyportal.com/ast/20787.

PROXY STATEMENT
Best Hometown Bancorp, Inc.
100 East Clay Street
Collinsville, Illinois 62234
(618) 345-1121
ANNUAL MEETING OF STOCKHOLDERS
June 6, 2018
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Best Hometown Bancorp, Inc. to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at Best Hometown Bank’s office located at 100 East Clay Street, Collinsville, Illinois 62234 on June 6, 2018, at 1:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about May 2, 2018.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Best Hometown Bancorp, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of BKD, LLP as our independent registered public accountants for the year ending December 31, 2018.
Proxies may be revoked by sending written notice of revocation to the Secretary of Best Hometown Bancorp, Inc. at the address shown above, or by filing a duly executed proxy bearing a later date or by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Best Hometown Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on April 24, 2018 are entitled to one vote for each share then held. As of April 24, 2018, there were 826,208 shares of common stock issued and outstanding.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2018, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 100 East Clay Street, Collinsville, Illinois 62234. Percentages are based upon 826,208 shares of common stock issued and outstanding as of March 31, 2018.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
Terry Maltese Maltese Capital Management, LLC Maltese Capital Holdings, LLC Malta Thrift Fund, L.P. 150 East 52nd Street, 30th Floor New York, New York 10022	80,000(2)	9.7%
Joseph Stilwell Stilwell Partners, L.P. Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	71,675(3)	8.6%
Best Hometown Bank Employee Stock Ownership Plan Trust(1) Community Bank of Pleasant Hill (Trustee) d/b/a First Trust of MidAmerica 1901 Frederick Avenue, Suite 100 St. Joseph, Missouri 64501	66,096(4)	8.0%
Directors and Named Executive Officers
LaMont K. Docter, Director	12,500(5)	1.51%
Stephen J. Alabach, Director	2,500	*
Stephen G. Eovaldi, Director	7,500	*
David W. Gansner, Director, EVP — Chief Loan Officer	12,595(6)	1.52%
Michael J. Keefe, Director	5,000	*
Ronnie R. Shambaugh, Director, President and Chief Executive Officer	12,020(7)	1.47%
Richard B. Wallace, Director	10,000	1.21%
Cynthia T. Knebel, Chief Executive Officer and Treasurer	5,050(8)	*
All directors and executive officers as a group (8 persons)	67,165	8.13%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
Based on a Schedule 13G filed with the Securities and Exchange Commission on April 6, 2018.

(3)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2018.

(4)
Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of March 31, 2018, 6,613 shares have been allocated to participants’ ESOP accounts.
(5)
Includes 2,500 shares owned by Mr. Docter’s wife’s trust.

(6)
Includes 2,500 shares owned by Mr. Gansner’s wife.

(7)
Includes 1,000 shares owned by Mr. Shambaugh’s wife.

(8)
Includes 5,000 shares held in Mrs. Knebel’s 401(k) plan.

Quorum
The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
Limitations on Voting
In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.
Method of Counting Votes
As to the election of director, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the nominee proposed by the Board, or to WITHHOLD authority to vote for the nominee. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.
As to the ratification of the appointment of BKD, LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the ratification of BKD, LLP as the independent registered public accounting firm for the year ending December 31, 2018.
In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.
Participants in the Employee Stock Ownership Plan
Participants in the Best Hometown Bank Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the plan that reflects all shares the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP Vote Authorization Form is Wednesday, May 30, 2018 at 5:00 p.m. local time. Telephonic and internet voting cutoff is 5:00 p.m. local time.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is comprised of seven members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until his respective successor shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for a three-year term: David W. Gansner and Michael J. Keefe. Messrs. Gansner and Keefe are currently directors of Best Hometown Bancorp, Inc., and have each consented to being named in this proxy statement.
The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If either of the nominees is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected.
Name	Position(s) Held With Best Hometown Bank	Age(1)	Director Since(2)	Current Term Expires
LaMont K. Docter	Chairman of the Board	67	1983	2019
Stephen J. Alabach	Director	52	2015	2020
Stephen G. Eovaldi	Director	59	2015	2019
David W. Gansner	Executive Vice President — Chief Loan Officer and Director	57	2014	2018
Michael J. Keefe	Director	72	2010	2018
Ronnie R. Shambaugh	President and Chief Executive Officer and Director	68	2013	2019
Richard B. Wallace	Director	79	1988	2020

(1)
As of December 31, 2017.

(2)
Includes service with Best Hometown Bancorp and Best Hometown Bank.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of Best Hometown Bancorp, Inc. is also a director of Best Hometown Bank.
Director Nominees
David W. Gansner.   Mr. Gansner joined Best Hometown Bank as Executive Vice President — Chief Loan Officer in August 2014. He has been a commercial and residential lender since 1983 in community banking, including serving as Vice President of Commercial Lending with First National Bank, Staunton, Illinois from 2003 until 2014, and Vice President with The Bank of Edwardsville, Edwardsville, Illinois from 1994 until 2003. Mr. Gansner has a degree in Business from Eastern Illinois University. His extensive lending experience brings the Board additional knowledge of the commercial banking markets that Best Hometown Bank serves and seeks to serve in the future.
Michael J. Keefe.   Mr. Keefe has 26 years of community banking experience and most recently served as a loan officer at Bank of Edwardsville in Collinsville, Illinois from 1998 until his retirement in 2008. He has a degree in Political Science from St. Louis University, and a Masters degree and an MBA from Southern Illinois University at Edwardsville. He entered the United States Air Force as a 2nd Lieutenant and ended his military career as a Captain. Mr. Keefe is active in local community and business organizations. His lending experience provides the Board with valuable insight into the local banking market served by Best Hometown Bank.

Directors Continuing in Office
Stephen J. Alabach.   Mr. Alabach is a tenured insurance professional since 1991 in the insurance industry. He has worked with the Charles L. Crane Agency in St. Louis, Missouri, since February 2006, where he is presently a director and executive vice president and responsible for the oversight of a substantial and long standing book of business. Mr. Alabach’s previous positions have included the management of a team of insurance specialists for a Fortune 500 organization. He is a graduate of Washington University, St. Louis, Missouri, with a degree in Economics. Mr. Alabach is active in the community and works with various non-profit organizations. He provides the Board extensive knowledge of the insurance market in the community Best Hometown Bank serves.
LaMont K. Docter.   Mr. Docter is a former owner of Maclair Asphalt Sales located in Collinsville, Illinois. He retired from Maclair upon its sale in 2005 and has served on the Board of Directors of Best Hometown Bank since 1983. Mr. Docter has a degree in Economics from Colorado College. His business experience and knowledge of the community served by Best Hometown Bank makes him an invaluable resource to the Board.
Stephen G. Eovaldi.   Mr. Eovaldi has been a principal at the accounting firm of Eovaldi Caciano & Co., P.C., since 1989. Mr. Eovaldi has a degree in Accounting from Eastern Illinois University and a Masters degree in Accounting from Illinois State University. He a Certified Public Accountant and a Certified Management Accountant. He has also taught accounting at Illinois State University and Belleville Area College. Mr. Eovaldi’s accounting experience makes him a valuable resource to the Board.
Ronnie R. Shambaugh.   Mr. Shambaugh has been in community banking since 1972. He was hired by Best Hometown Bank as Chief Financial Officer and Senior Vice President in April 2012 and appointed President, Chief Executive Officer and director in April 2013. Prior to serving with Best Hometown Bank, Mr. Shambaugh served as Vice President and Chief Loan Officer of State Bank of Paw Paw, in Paw Paw, Illinois from December 2010 until April 2012, and as Vice President and Loan Officer of Casey State Bank, Casey, Illinois from August 2006 until April 2010. He also served as President and Chief Executive Officer of Rantoul First Bank, Rantoul, Illinois from 2001 until 2006. Mr. Shambaugh has a degree in Business Administration from Eureka College, and attended the Graduate School of Banking in Madison, Wisconsin. Mr. Shambaugh is active in local community and business organizations. He offers the Board extensive banking experience and knowledge of the local banking market. His position as President and Chief Executive Officer provides a direct line of communication between senior management and the Board.
Richard B. Wallace.   Mr. Wallace has been an attorney since 1970 and the owner of Wallace Realtors, a real estate agency located in Collinsville since 1969. Mr. Wallace received a bachelor’s degree from Westminster College in Fulton, Missouri in 1960, before serving in the United States Army and attaining the rank of Captain. Mr. Wallace earned a J.D. degree from the St. Louis University School of Law in 1970. A life-long resident of Collinsville, Mr. Wallace is active in local community and business organizations. He is a past director of the Collinsville Chamber of Commerce and Oliver C. Anderson Hospital in Maryville, Illinois, and has served as president of the Collinsville-Edwardsville Board of Realtors and is a Realtor Emeritus of the National Association of Realtors. He has also served as president of the Board of Trustees of the Collinsville Memorial Public Library for numerous terms, and successive terms as president of the Congregation of Good Shepherd Lutheran Church of Collinsville, Illinois. Mr. Wallace brings the Board his knowledge of the real estate market served by Best Hometown Bank.
Executive Officers Who Are Not a Directors
Cynthia T. Knebel.   Ms. Knebel joined Best Hometown Bank as Chief Financial Officer in May 2013 and in October 2016, she took over as the Chief Operating Officer. Prior to joining Best Hometown Bank, she served as Operations Branch Manager in both the Edwardsville and Highland, Illinois branches at National Bank of Hillsboro from August 2010 until November 2011, and as Assistant Vice President and Banking Center Manager of Premier Bank, Fairview Heights, Illinois from 2007 until 2009. Ms. Knebel has over 45 years of experience in community bank management, operations, accounting and compliance. Ms. Knebel graduated from the Graduate School of Banking in Madison, Wisconsin and the Bank Operations and Management School in Dallas, Texas. Ms. Knebel has experience in all facets of banking operations, and has been active in community and business organizations. Age 63.

Jennifer M Lanzafame.   Ms. Lanzafame joined Best Hometown Bank as Cashier in September 2017. Ms. Lanzafame has been in the banking industry since 1996. Ms. Lanzafame served at Scottrade Bank as the AVP of Bank Accounting and Accounting Manager from September 2011 to September 2017. Prior to joining Scottrade, Ms. Lanzafame was employed by Truman Bank in St. Louis, Missouri where she was employed from 1996 to 2011. She served in many roles during her tenure at Truman Bank ranging from Teller, Bookkeeping Clerk, Accounting Clerk, Accounting Supervisor, Accounting Manager and Controller. Ms. Lanzafame has a degree in Accounting from Fontbonne College. Age 41.
Board and Committee Independence
Although Best Hometown Bancorp, Inc. is not listed on the Nasdaq Stock Market (“Nasdaq”), the board of directors has chosen to apply the director independence rules of Nasdaq when determining whether Best Hometown Bancorp, Inc.’s directors are independent. The board of directors has determined that each of our directors, with the exception of directors Shambaugh and Gansner, is “independent” as defined in the Nasdaq rules. Directors Shambaugh and Gansner are not independent because each is an executive officer of Best Hometown Bancorp, Inc.
In determining the independence of the directors listed above, the board of directors reviewed accounts that directors and their affiliates had with Best Hometown Bank that were not required to be reported under “— Transactions With Certain Related Persons”.
Board Leadership Structure and Risk Oversight
At Best Hometown Bancorp, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company.
The Board of Directors is actively involved in oversight of risks that could affect Best Hometown Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within Best Hometown Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of Best Hometown Bank are further overseen by the Board of Directors of Best Hometown Bank, who are the same individuals who serve on the Board of Directors of Best Hometown Bancorp, Inc. The Board of Directors of Best Hometown Bank also has additional committees that conduct risk oversight separate from Best Hometown Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2017, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics
The Company has adopted a Code of Ethics for Senior Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. A copy of the Code of Ethics for Senior Officers was filed as an exhibit to our 2017 Annual Report on Form 10-K filed with the SEC.
Attendance at Annual Meetings of Stockholders
Best Hometown Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts.
Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Best Hometown Bancorp, Inc., Best Hometown Bank’s office located at 100 East Clay Street, Collinsville, Illinois 62234, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.
Meetings and Committees of the Board of Directors
The business of Best Hometown Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Best Hometown Bancorp, Inc. are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
Best Hometown Bancorp, Inc. was formed on March 3, 2016. The Board of Directors of Best Hometown Bancorp, Inc. held 10 regular meetings, two special meetings and one annual meeting during the year ended December 31, 2017. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).
Audit Committee.   The Audit Committee is comprised of directors Docter, Alabach, Eovaldi, Keefe and Wallace, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. Mr. Docter serves as chair of the Audit Committee. The Audit Committee also serves as the audit committee of the board of directors of Best Hometown Bank. The Board of Directors has determined that Mr. Eovaldi qualifies as an “audit committee financial expert” as defined under applicable SEC rules. Each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Internet website at www.besthometownbank.com/investor-relations. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Best Hometown Bancorp and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met eight times during the year ended December 31, 2017.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is comprised of Directors Keefe, Docter and Alabach, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. The Nominating and Corporate Governance Committee operates under a written charter, which is available on our Internet website at https;//www.besthometownbank.com/investor-relations. The Nominating and Corporate Governance Committee met four times during the year ended December 31, 2017.
The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to the Company’s Secretary and such communication must include:
•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•
The name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•
A statement of the candidate’s business and educational experience;

•
Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•
A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•
Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

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A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Secretary at least 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.
The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Best Hometown Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee, may solicit suggestions for director candidates from all board members and may engage in other search activities.
In accordance with our Bylaws, a person is not eligible for election or appointment to the Board of Directors: (a) if a financial or securities regulatory agency has, in the past ten years, issued a cease and desist, consent or other formal order, other than a civil money penalty, against such person, which order is subject to public disclosure by such agency; (b) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; (c) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime; or (d) other than the persons appointed as directors in connection with the formation of Best Hometown Bancorp, Inc. and other than persons who are also executive officers of Best Hometown Bancorp, Inc. or of Best Hometown Bank, if such person did not, at the time of his first election or appointment to the Board of Directors, maintain his principal residence within twenty miles of an office of Best Hometown Bancorp, Inc. or any subsidiary thereof for a period of at least one year prior to the date of his purported election or appointment to the Board of Directors. No person may serve on the Board of Directors if such person (a) is at the same time, a director, officer, employee or 10% or more stockholder of a bank, savings institution, credit union, mortgage banking company, consumer loan company or similar organization, other than a subsidiary of the Corporation, that engages in business activities or solicits customers, whether through a physical presence or electronically, in the same market area as the Corporation or any of its subsidiaries, (b) does not agree in writing to comply with all of the Corporation’s policies applicable to directors including but not limited to its confidentiality policy, and confirm in writing his qualifications hereunder, (c) is a party to any agreement or understanding with a party other than Best Hometown Bancorp, Inc. or a subsidiary that (x) provides him with material benefits which are tied to or contingent on Best Hometown Bancorp, Inc. entering into a merger, sale of control or similar transaction in which it is not the surviving institution, (y) materially limits his voting discretion with respect to the fundamental strategic direction of Best Hometown Bancorp, Inc., or (z) materially impairs his ability to discharge his fiduciary duties with respect to the fundamental strategic direction of Best Hometown Bancorp, Inc., (d) has lost more than one election for service as a director of Best Hometown Bancorp, Inc., or (e) is the nominee or representative, as those terms are defined in the regulations of the Board of Governors of the Federal Reserve System, 12 C.F.R §212.2(n), of a company the directors, partners, trustees or 10% stockholders would not be eligible for election or appointment to the Board of Directors under the foregoing restrictions. In addition, other than the persons appointed as directors in connection with the formation of Best Hometown Bancorp, Inc. and other than persons who are also executive officers of Best Hometown Bancorp, Inc. or Best Hometown Bank, no person shall be eligible for election, reelection, appointment or reappointment to the Board of Directors if, at the time of such election, reelection, appointment or reappointment, such person shall have attained the age of 75, and no such person shall serve as a director beyond the date of the annual meeting of shareholders following the date on which the person obtained the age of 75. This age limitation does not apply to an advisory director or to any director emeritus. The Board of Directors shall have the power to construe and apply the foregoing provisions and to make all determinations necessary or desirable to implement such provisions.
Compensation Committee.   The Compensation Committee is comprised of Directors Docter, Eovaldi, and Wallace, each of whom is independent in accordance with applicable SEC rules and Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of Best Hometown Bancorp, Inc. or Best Hometown Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Best Hometown Bank. The Compensation Committee met one time during the year ended December 31, 2017.
The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommend to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that Best Hometown Bancorp, Inc. may adopt in the future. During the fiscal year ended December 31, 2017, the Compensation Committee did not engage any compensation consultants to assist it in making compensation related decisions.
The Compensation Committee operates under a written charter, which is available on our Internet website at https;//www.besthometownbank.com/investor-relations. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.
Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:
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to attract, retain and motivate an experienced, competent executive management team;

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to reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

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to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

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to encourage ownership of our common stock through stock-based compensation to all levels of management; and

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to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Best Hometown Bancorp, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.
The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Best Hometown Bancorp, Inc.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively, and none of the factors are accorded a specific weight.
Audit Committee Report
The Audit Committee has issued a report that states as follows:
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We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2017;

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We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16; and

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We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Best Hometown Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
LaMont K. Docter
Stephen J. Alabach
Stephen G. Eovaldi
Michael J. Keefe
Richard B. Wallace

Transactions With Certain Related Persons
The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Best Hometown Bank, to their executive officers and directors in compliance with federal banking regulations.
At December 31, 2017, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Best Hometown Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2017, and were made in compliance with federal banking regulations.
Executive Officer Compensation
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by our Chief Executive Officer and Executive Vice President — Chief Loan Officer (“named executive officers”) for the years ended December 31, 2017 and December 31, 2016.
Summary Compensation Table
Name and principal position	Year	Salary	Bonus	All Other Compensation(1)	Total
Ronnie R. Shambaugh President and Chief Executive Officer	2017	$168,000	$—	$19,601	$187,601
	2016	$160,000	$—	$19,361	$179,361
David W. Gansner Executive Vice President — Chief Loan Officer	2017	$110,250	$—	$17,868	$128,118
	2016	$105,000	$—	$17,711	$122,711

(1)
A break-down of the various elements of compensation in this column for 2017 is set forth in the following table:

All Other Compensation
Name	Board Fees	Employer Contributions to 401(k) Plan	Total All Other Compensation
Mr. Shambaugh	$14,561	$5,040	$19,601
Mr. Gansner	$14,561	$3,307	$17,868
Benefit Plans and Agreements
Employment Agreements.   Best Hometown Bank maintains employment agreements with Messrs. Ronnie R. Shambaugh and David W. Gansner. All payments provided for in these agreements are paid by the Best Hometown Bank, but Best Hometown Bancorp guarantees payment and provision of all amounts and benefits due to the executives. In no circumstances will the executives receive double payments. Our continued success depends to a significant degree on the skills and competence of Messrs. Shambaugh and Gansner and the employment agreements are intended to ensure that we maintain a stable management base.
The employment agreements, entered into on July 1, 2016, have initial terms of three years. Commencing as of the first anniversary date of the effective date of the employment agreements, and on each anniversary thereafter, the board of directors may renew the agreement for an additional year so that the remaining term will again become three years. In addition to base salary, the agreement provides for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive employees. The current base salaries for Messrs. Shambaugh and Gansner are $179,760 and $116,000, respectively. We may terminate each executive’s employment for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after his termination of employment.

Certain events resulting in the executive’s termination or resignation will entitle him to payments of severance benefits following the termination of his employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event he resigns during the term of the agreement following (a) the failure to appoint him to the executive position set forth in the agreement, (b) a material change in his function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of his position, (c) a relocation of his office by more than 30 miles, (d) a material reduction in the benefits or perquisites paid to the him unless the reduction is part of a reduction that is generally applicable to employees of Best Hometown Bank, or (e) a material breach of the employment agreement by Best Hometown Bank, then the executive would become entitled to a severance payment in the form of a cash lump sum equal to the base salary and incentive or bonus awards he would have earned for the remaining unexpired term of the employment agreement. In addition, he would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if the coverage is not permitted by applicable law or if providing the benefits would subject Best Hometown Bank to penalties, he will receive a cash lump sum payment equal to the value of the benefits.
In the event of a change in control of Best Hometown Bank or Best Hometown Bancorp followed by the executive’s involuntary termination other than for cause, disability or retirement, or upon his resignation for one of the reasons set forth above thereafter, he would become entitled to a severance payment in the form of a cash lump sum equal to three times his “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G (i.e., the average annual taxable income paid to him for the five taxable years preceding the taxable year in which the change in control occurs). In addition, he would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for 36 months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject Best Hometown Bank to penalties, he will receive a cash lump sum payment equal to the value of the benefits.
Under the employment agreement, if the executive becomes disabled, he will receive benefits under any short-term or long-term disability plans maintained by Best Hometown Bank.
In the event of the executive’s death, his estate or beneficiaries will be paid his base salary through the end of the month in which his death occurs and his dependents will be entitled to continued non-taxable medical, dental and other health insurance for one year following his death.
Upon termination of the executive’s employment (other than following a change in control), he will be subject to certain restrictions on his ability to compete or to solicit business or employees of Best Hometown Bank and Best Hometown Bancorp for a period of one year following his termination of employment.
Defined Benefit Pension Plan.   Best Hometown Bank participates in an employer defined benefit pension plan (the “Pension Plan”). Effective October 14, 2010, the annual benefit provided to employees under the Pension Plan was frozen and no employees were eligible to enter the Pension Plan as participants following that date. Freezing the Pension Plan eliminated all future benefit accruals; however, the accrued benefits as of October 14, 2010 remain. During the year ended December 31, 2017, Best Hometown Bank recognized $94,000 as a Pension Plan expense.

Director Compensation
The following table sets forth for the year ended December 31, 2017, certain information as to the total remuneration we paid to our directors other than directors Shambaugh and Gansner. Information with respect to director compensation paid to directors Shambaugh and Gansner is included above in “— Executive Officer Compensation — Summary Compensation Table.”
Directors Compensation Table
Name	Fees earned or paid in cash	All Other Compensation	Total
Stephen J. Alabach	$14,561	—	$14,561
LaMont K. Docter	$14,561	—	$14,561
Stephen G. Eovaldi	$14,561	—	$14,561
Michael J. Keefe	$14,561	—	$14,561
Richard B. Wallace	$14,561	—	$14,561
For the year ended December 31, 2017, each director of Best Hometown Bank was paid a fee of   $1,213 per meeting attended with one absence permitted with pay each year.
Each person who serves as a director of Best Hometown Bancorp also serves as a director of Best Hometown Bank. Directors do not earn additional fees only in his or her capacity as a board or committee member of Best Hometown Bank.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of Best Hometown Bancorp, Inc. has approved the engagement of BKD, LLP to be our independent registered public accounting firm for the year ending December 31, 2018, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of BKD, LLP for the year ending December 31, 2018. A representative of BKD, LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.
Even if the engagement of BKD, LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Best Hometown Bancorp, Inc. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD, LLP during the years ended December 31, 2017 and December 31, 2016.
	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$58,205	$59,253
Audit-Related Fees	$15,800	$24,872
Tax Fees	$6,600	$12,200
All Other Fees	$950	$77,777
Audit Fees.   Audit fees represent the aggregate fees billed to us for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements.
Audit Related Fees.   Audit-related fees billed to us during the years ended December 31, 2017 were related to quarterly reviews performed for each of our quarterly filings.
Tax Fees.   Fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance during the year ended December 31, 2017.
All Other Fees.   Other fees billed to us during the years ended December 31, 2017 were for other consulting and the Franchise tax.
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered, is compatible with maintaining the independence of BKD, LLP. The Audit Committee concluded that performing such services does not affect the independence of BKD, LLP in performing its function as our independent registered public accounting firm.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of BKD, LLP.
The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2018.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order to be eligible for inclusion in the proxy materials for our 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Best Hometown Bancorp, Inc.’s executive office, 100 East Clay Street, Collinsville, Illinois 62234, no later than March 6, 2019, which is 120 days prior to the date we expect to mail these proxy materials. If the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if  (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Best Hometown Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Best Hometown Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Best Hometown Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws or Best Hometown Bancorp, Inc.; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the books of Best Hometown Bancorp, Inc., and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Best Hometown Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.
Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
The cost of solicitation of proxies will be borne by Best Hometown Bancorp, Inc. Best Hometown Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Best Hometown Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation.
A COPY OF BEST HOMETOWN BANCORP, INC.’S 2017 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, 100 East Clay Street, Collinsville, Illinois 62234 OR BY CALLING (618) 345-1121.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Best Hometown Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2017 Annual Report to Stockholders are each available on the Internet at http://www.astproxyportal.com/ast/20787.
BY ORDER OF THE BOARD OF DIRECTORS
Angela Davis
Corporate Secretary
Collinsville, Illinois
May 2, 2018

014475REVOCABLE PROXYBEST HOMETOWN BANCORP, INC.ANNUAL MEETING OF STOCKHOLDERSJune 6, 2018The stockholder signing the reverse side of this card hereby appoints the official proxycommittee, consisting of all members of the Board of Directors who are not standing forelection at the Annual Meeting, with full powers of substitution, to act as attorneys andproxies for the undersigned to vote all shares of common stock of the Company which theundersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) tobe held at Best Hometown Bank’s office located at 100 East Clay Street, Collinsville, Illinois62234 on June 6, 2018, at 1:00 p.m., local time. The official proxy committee isauthorized to cast all votes to which the stockholder signing this proxy card is entitled asfollows:(Continued and to be signed on the reverse side.)1.1

Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries fromany touch-tone telephone and follow the instructions. Have yourproxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x20230000000000000000 0 060618COMPANY NUMBERACCOUNT NUMBERNOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: BEST HOMETOWN BANCORP, INC.’S PROXY STATEMENT,INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND THE 2017 ANNUAL REPORT TOSTOCKHOLDERS ARE EACH AVAILABLE ON THE INTERNET AT: http://www.astproxyportal.com/ast/20787/ANNUAL MEETING OF STOCKHOLDERS OFBEST HOMETOWN BANCORP, INC.June 6, 2018INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:1. Election of Directors:O David W. GansnerO Michael J. Keefe2. The ratification of the appointment of BKD, LLP as the Company’sindependent registered public accounting firm for the year endingDecember 31, 2018.THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARESPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1 ANDPROPOSAL 2 HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUALMEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THEBOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORSKNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSEach stockholder, whether he or she plans to attend the Annual Meeting, is requested tosign, date and return the proxy card without delay in the enclosed postage-paid envelope.Any proxy given by the stockholder may be revoked at any time before it is exercised. Thisproxy may be revoked by sending written notice to the Secretary of Best HometownBancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, orby the filing of a later dated proxy prior to a vote being taken on a particular proposal at theAnnual Meeting. Should the undersigned be present and elect to vote in person at theAnnual Meeting or at any adjournment thereof, and after notification to the Secretary ofBest Hometown Bancorp, Inc. at the Annual Meeting of the stockholder’s decision toterminate this proxy, then the power of said attorneys and proxies shall be deemedterminated and of no further force and effect. However, if you are a stockholder whoseshares are not registered in your own name, you will need additional documentation fromyour record holder in order to vote personally at the Annual Meeting.FOR AGAINST ABSTAINFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES: